MASSMUTUAL FUNDS
MassMutual Core Bond Fund
Supplement dated September 23, 2025 to the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus and any previous supplements.
Effective September 15, 2025, the reorganization of the Selling Fund listed in the table below (the “Selling Fund”) with and into the Acquiring Fund listed in the table below (the “Acquiring Fund”) occurred pursuant to an Agreement and Plan of Reorganization, approved by the respective Board of Trustees of the Selling Fund and the Acquiring Fund. The Selling Fund’s assets and liabilities were transferred to the Acquiring Fund in return for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate value of the assets that it received from the Selling Fund, less the liabilities it assumed from the Selling Fund. The Acquiring Fund shares were distributed pro rata to shareholders of the Selling Fund, in liquidation of the Selling Fund. Existing shareholders of the Selling Fund thus became shareholders of the Acquiring Fund and received shares of the Acquiring Fund with a value equal to their shares of the Selling Fund at the time of the reorganization.

Selling Fund	Acquiring Fund
MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)

Effectiver September 15, 2025, the following information replaces similar information for the MassMutual Core Bond Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees(1)	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.17%	0.27%	0.37%	0.27%	0.32%	0.27%	0.17%
Total Annual Fund Operating Expenses	0.37%	0.47%	0.57%	0.67%	0.82%	0.87%	1.07%	0.47%
Expense Reimbursement	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.33%	0.43%	0.53%	0.63%	0.78%	0.83%	1.03%	0.43%

(1)	Management Fees have been restated to reflect current fees.
(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the front-end sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$34	$113	$ 202	$462
Class R5	$44	$145	$ 257	$586
Service Class	$54	$177	$ 313	$708
Administrative Class	$64	$209	$ 368	$829
Class R4	$80	$256	$ 449	$1,008
Class A	$506	$685	$ 881	$1,447
Class R3	$105	$335	$ 585	$1,300
Class Y	$44	$145	$ 257	$586

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
CB-25-04